UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 8, 2005 (June 6, 2005)

                             M & F Worldwide Corp.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       001-13780                02-0423416
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

              35 East 62nd Street
              New York, New York                                  10021
             (Address of principal                              (Zip Code)
               executive office)


Registrant's telephone number, including area code:           (212) 572-8600

                                 Not Applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

                         ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On June 7, 2005, pursuant to a credit agreement (the "Credit Agreement") among MacAndrews Finance LLC, as borrower, Ronald O. Perelman and MacAndrews & Forbes Holdings Inc., as guarantors, certain lenders and Bank of America, N.A., as administrative agent ("Agent"), Mafco Consolidated Group Inc. ("MCG") entered into a Pledge Agreement (the "Pledge Agreement") with Agent. Pursuant to the Pledge Agreement, MCG pledged all of its shares of common stock of the Company to Agent as collateral (the "Pledge").

         In connection with the Pledge Agreement, on June 6, 2005, MCG and the Company entered into an amendment (the "Amendment to the Registration Rights Agreement") to the Registration Rights Agreement originally dated as of June 15, 1995, as amended by letter agreements dated June 26, 1995, February 5, 1996, July 30, 1997, April 28, 1998 and November 3, 1998 between MCG and the Company (as amended, the "Registration Rights Agreement"). The Amendment to the Registration Rights Agreement provides that (x) any and all shares of common stock of the Company owned by MCG or its affiliates are Registrable Shares (as defined in the Registration Rights Agreement) and (y) the rights granted to MCG with respect to Registrable Shares may be assigned to pledgees. Upon such an assignment, the obligations of the Company under the Registration Rights Agreement shall inure to the benefit of any such pledgee; provided, however, that such rights are not exercisable until an event of default shall have occurred and be continuing under the applicable pledge arrangement. A copy of the Amendment to the Registration Rights Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

         MCG is a wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc., which is wholly-owned by Ronald O. Perelman, a member of the Company's Board of Directors. Pursuant to publicly available information, MCG beneficially owns 37.9% of the Company's outstanding common stock, and MacAndrews & Forbes Holdings Inc. beneficially owns 39.5% of the Company's outstanding common stock (inclusive of MCG's beneficial holdings).

Item 5.01  Changes in Control of Registrant.

         A default under the Credit Agreement or the Pledge Agreement could cause a foreclosure with respect to the shares of common stock of the Company subject to the Pledge, which could result in a change of control of the Company.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

10.1 Amendment to the Registration Rights Agreement, dated as of June 6, 2005, between Mafco Consolidated Group Inc. and M & F Worldwide Corp.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         M & F WORLDWIDE CORP.

Date: June 8, 2005                       By:   /s/  Barry F. Schwartz
                                             -----------------------------------
                                             Name:  Barry F. Schwartz, Esq.
                                             Title: Executive Vice President
                                                    and General Counsel

                                 EXHIBIT INDEX



Exhibit Number      Document
--------------      --------

10.1 Amendment to the Registration Rights Agreement, dated as of June 6, 2005, between Mafco Consolidated Group Inc. and M & F Worldwide Corp.